UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2008

IHOP Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	450 North Brand, Glendale, California	91203
	(Address of Principal Executive Offices)	(Zip Code)

(818) 240-6055
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                On January 18, 2008, the Board of Directors (the “Board”) of IHOP Corp. (the “Corporation”) approved an amendment to the Corporation’s Bylaws (the “Amendment”), effective as of January 18, 2008, to restate Sections 1 and 4 of Article V of the Corporation’s Bylaws in order to provide for the issuance and transfer of the Corporation’s common stock, par value $0.01 per share, in uncertificated form.  The Amendment is filed as Exhibit 99.1 to this report.

Item 9.01.                                         Financial Statements and Exhibits.

(d)                                                                                Exhibits.

Exhibit No.	Description
99.1	Amendment to the Bylaws of IHOP Corp., effective January 18, 2008.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2008	IHOP CORP.

	By:	/s/ Mark D. Weisberger
Mark D. Weisberger
Vice President — Legal, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendment to the Bylaws of IHOP Corp., effective January 18, 2008.